UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            WEST PALM BEACH DIVISION

                            CASE NO. 99-33737-BKC-SHF

                                                      CHAPTER 11



IN RE:

         PSI INDUSTRIES, INC.

                  Debtor


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
            FOR THE PERIOD FROM NOVEMBER 1, 1999 TO NOVEMBER 30, 1999
            ---------------------------------------------------------

         COMES NOW the above-named Debtor and files its periodic report in accordance with the Guidelines established by the United States Trustee and FRBP 2015.
         I HEREBY CERTIFY that a true and correct copy of the foregoing and attached report was furnished by mail this 22 day of December, 1999, to the Assistant U.S. Trustee's Office, 51 SW First Avenue, Miami, FL 33130.

                                           KLUGER, PERETZ, KAPLAN & BERLIN, P.A.
                                           Attorneys for Debtor
                                           Miami Center, Seventeenth Floor
                                           201 So. Biscayne Blvd.
                                           Miami, Florida 33131
                                           Telephone: (305) 379-9000
                                           Facsimile: (305) 379-3428
Debtor's Address:
and Phone Number:
                                           By: /s/ Michael D. Seese
                                           ------------------------
                                                   MICHAEL D. SEESE
PSI INDUSTRIES, INC.                               Fla. Bar No. 997323
1160 B South Rogers Circle
Boca Raton, FL 33487
561/997-1133


                       MONTHLY FINANCIAL REPORT FOR BUSINESS

      FOR THE PERIOD BEGINNING NOVEMBER 1, 1999 AND ENDING NOVEMBER 30, 1999

Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF
Date of Petition : JULY 29, 1999


                                                                              CURRENT MONTH        CUMULATIVE PETITION TO DATE
                                                                          ----------------------- ----------------------------
1. CASH AT BEGINNING OF PERIOD                                                         15,003.85                       0.00
2. RECEIPTS:
     A. Cash Sales
        Less : Cash Refunds
        Net Cash Sales
     B. Collection on Post petition A/R                                                81,107.18                 432,386.54
     C. Collection on Prepetition A/R                                                 261,672.10               1,360,976.74
     D. Other Receipts (See Attached List)                                             95,061.05                 713,876.09
                                                                          -----------------------    -----------------------
3. TOTAL RECEIPTS                                                                     437,840.33               2,507,239.37
                                                                          -----------------------    -----------------------
4. TOTAL CASH AVAILABLE FOR OPERATIONS (Line1 +Line 3)                                452,844.18               2,507,239.37

5. DISBURSEMENTS
     A. U.S.Trustee Quarterly Fees                                                                                 5,000.00
     B. Net Payroll                                                                    14,378.97                 144,023.66
     C. Payroll Taxes Paid                                                              4,604.77                  38,058.15
     D. Sales and Use Taxes
     E. Other Taxes
     F. Rent
     G. Other Leases (Attachment 3)
     H. Telephone                                                                       3,328.79                  11,492.30
     I. Utilities                                                                       2,108.10                   9,241.34
     J. Travel & Entertainment                                                                                     4,626.21
     k. Vehicle Expenses
     L. Office Supplies                                                                   227.24                   2,577.18
     M. Advertising
     N. Insurance (Attachment 7)                                                       12,248.72                  76,653.59
     O. Purchases of Fixed Assets
     P. Purchases of Inventory
     Q. Manufacturing Supplies
     R. Repairs and Maintence                                                             356.50                   5,569.75
     S. Payments to Secured Creditors                                                 348,893.23               1,876,379.21
     T. Other Operating Expenses                                                       53,508.86                 320,428.98
                                                                          -----------------------    -----------------------
6. TOTAL CASH DISBURSEMENTS                                                           439,655.18               2,494,050.37
                                                                          -----------------------    -----------------------
7. ENDING CASH BALANCE (Line 4-Line 6)                                                 13,189.00                  13,189.00
                                                                          =======================    =======================

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief
This 20th day of December, 1999.    /s/ Barry Shear
                                    ---------------

                       MONTHLY FINANCIAL REPORT FOR BUSINESS

FOR THE PERIOD BEGINNING NOVEMBER 1, 1999   AND ENDING NOVEMBER 30, 1999

Name of Debtor: PSI INDUSTRIES, INC.        Case Number:  99-33737 BKC-SHF
 Date of Petition : JULY 29, 1999




                                                                                CURRENT MONTH          CUMULATIVE PETITION TO DATE
                                                                           ------------------------- -------------------------------

                                 OTHER RECEIPTS

Advances from LaSalle National Bank                                                       94,404.25                637,078.24
Insurance claim refund                                                                                               2,390.00
Refund from vendors (telephone,suppliers etc)                                                126.99                    709.64
Transfer from pre petition payroll account                                                                          16,301.92
Deposits from customers                                                                                             16,686.48
Cobra payment from former employee                                                           529.81                    709.81
Refund from Silverman/Korenthal & Co retainer                                                                       40,000.00
                                                                           -------------------------       -------------------
                                                                Total                     95,061.05                713,876.09
                                                                           =========================       ===================



                                                           OTHER OPERATING EXPENSES

Fees and expenses for Acting President                                                    24,000.00                130,000.00
Expense reimbursment                                                                                                 2,090.02
Equipment rental                                                                           3,593.64                 16,855.35
Payroll service                                                                              191.85                    939.25
Deposits to vendors                                                                                                 10,000.00
Freight out                                                                                1,310.15                 26,233.08
Postage                                                                                      913.20                  4,374.55
Product development                                                                                                    470.47
Product packaging                                                                                                    5,310.50
Computer expenses                                                                            410.20                  1,974.80
Customer refunds (post petition)                                                           3,978.00                 25,200.50
Security and protection                                                                                                218.00
Apprasial fee                                                                                                        1,000.00
Royalties post petition                                                                                             71,221.50
Occupational license                                                                         165.00                    275.00
Temporary help                                                                                                         187.20
Collection fees                                                                           11,014.03                 11,014.03
Commissions-Post petition                                                                  7,852.77                  7,852.77
Packaging supplies                                                                                                     124.80
Bank service  charges                                                                         80.02                  3,886.14
                                                                           -------------------------       -------------------
                                                                Total                     53,508.86                319,227.96
                                                                           =========================       ===================


                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILATION


Name of Debtor: PSI INDUSTRIES, INC.         Case Number:  99-33737 BKC-SHF

Reporting Period beginning NOVEMBER 1, 1999 and ending NOVEMBER 30, 1999


ACCOUNTS RECEIVABLE AT PETITION DATE: 4,043,420.00

ACCOUNTS RECEIVABLE RECONCILIATION:

                   Beginning of Month Balance                                                                        2,962,416.00
                   PLUS: Current Month New Billings                                                                     86,106.73
                   LESS: Collection During the Month                                                                  (342,779.28)
                      LESS: Adjustments                                                                               (100,107.45)
                                                                                               -----------------------------------
                   End of Month Balance                                                                              2,605,636.00
                                                                                               ===================================



AGING:

    0-30 DAYS           31-60 DAYS             61-90 DAYS                OVER 90 DAYS                        TOTAL

     86,266               36,523                (60,836)                  2,543,683                        2,605,636
==================================================================================================================================



                                  ATTACHMENT 2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT


Name of Debtor: PSI INDUSTRIES, INC.            Case Number:  99-33737 BKC-SHF

Reporting Period beginning NOVEMBER 1, 1999 and ending NOVEMBER 30, 1999


Listed below are all invoices or bills incurred and not paid since the filing of the petition. Amounts owed prior to filing the petition are not included.

       Date Incured          Days Outstanding                 Vendor                          Description                Amount
------------------------------------------------------------------------------------------------------------------------------------
        09/01/1999                  70                  Canon Financial Svc                Equipment Rental              2,287.69
        10/18/1999                  0                          AFCO                            Insurance                 9,444.20
        10/27/1999                  0                          Fuji                      Royalty Tax Withheld            7,913.50
        11/20/1999                  0                     Bank of America                  Equipment Rental              2,405.11
        11/22/1999                  5                     Buerk & Assoc.               Commissions-Post Petition            32.40
        11/22/1999                  5                     Felco Marketing              Commissions-Post Petition           632.87
        11/22/1999                  5                   Firestone & Assoc.             Commissions-Post Petition            54.00
        11/22/1999                  5                     Howard Gardiner              Commissions-Post Petition           121.50
        11/22/1999                  5                      Leon Omansky                Commissions-Post Petition            32.40
        11/22/1999                  5                   Mark Williams & Co             Commissions-Post Petition           183.60
        11/22/1999                  5                     Pankow & Assoc.              Commissions-Post Petition            28.80
        11/22/1999                  5                       Peak Sales                 Commissions-Post Petition            54.00
        11/22/1999                  5                   Sel Polsky & Assoc             Commissions-Post Petition           166.50
        11/22/1999                  5                   Splash Van-Dow, Inc            Commissions-Post Petition           564.96
        11/22/1999                  5                     The Urban Mark               Commissions-Post Petition            43.20
        11/23/1999                  0                  Florida Power & Light                   Utilities                 1,106.60
        11/18/1999                  0                   Depository Trust Co                  Subscription                   70.00
        11/16/1999                  0                 Health Plan of Florida               Health Insurance              1,022.61
        11/13/1999                  0                           RPS                           Freight Out                   18.17
        11/17/1999                  0                       Bell South                         Telephone                 1,710.00
        11/20/1999                  0                  United Parcel Service                    Postage                      2.00
        11/08/1999                  0                     Wayne Glass Co.              Commissions-Post Petition           (18.06)
        11/24/1999                  0                   Saxon Business Sys                 Equipment Rental                198.16
        11/01/1999                  0                   Palm Beach Co. Tax                 Personal Prop Tax             1,898.03
        11/08/1999                  0                  Alan Close Marketing            Commissions-Post Petition            (0.62)
        11/22/1999                  5                 Malay, Gillen & Bryant           Commissions-Post Petition            23.40
        11/22/1999                  5                      Century Sales               Commissions-Post Petition           152.64
        11/15/1999                  0                        Cybergate                     Computer Expense                 71.80
                                                                                                                    -------------

                                                                                                                        30,219.46
                                                                                                                    =============

             ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

                                                Opening Balance (total from prior report)                               19,800.59
                                                PLUS: New Indebtedness Incurred This Month                             104,774.21
                                                LESS: Amount Paid on Prior Accounts Payable                            (94,355.34)
                                                                                                                   --------------
                                                Ending Month Balance                                                    30,219.46
                                                                                                                   ==============



SECURED: List the status of Payments to Secured Creditors and Lessors
(Post Petition Only)
                                                                                          Number of Post        Total Amount of
                                                                                         Petition Payments       Post Petition
Secured Creditor/Lessor               Date Payment Due      Payment Amount                   Delinquent       Payments Delinquent
LaSalle National Bank                    N/A                    343,436.08                        N/A                N/A
Mellon United National Bank           11/16/1999                  5,457.15                        N/A                N/A
                                                      ----------------------
                     Total                                      348,893.23
                                                      ======================


                                  ATTACHMENT 3

                       INVENTORY AND FIXED ASSETS REPORT


Name of Debtor: PSI INDUSTRIES, INC.             Case Number:  99-33737 BKC-SHF

Reporting Period beginning NOVEMBER 1, 1999 and ending NOVEMBER 30, 1999

                                INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:                                                                                   1,552,250.00
                                                                                                                ===================

INVENTORY RECONCILITION:

                      Inventory Balance at Beginning of Month                                        816,422.00
                             Inventory Purchased During Month                                                 0
                            Inventory Used,  Sold or Adjusted                                       (205,941.00)
                                                                                               -----------------
                          Injventory  On Hand at End of Month                                        610,481.00
                                                                                               =================

METHOD OF COSTING INVENTORY: The lower of cost determined on the average method or market.


                               FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:                                                                      1,314,180.00
                                                                                                                ===================

BRIEF DESCRIPTION: Office/warehouse, office equipment, furnishings,machinery, fixtures, equipment and supplies used in business.


                          FIXED ASSET RECONCILIATION:

Fixed Asset Value at Beginning of Month                                                                               1,281,084.00
                                   LESS: Depreciation Expense                                                           (11,032.00)
                                          PLUS: New Purchases                                                                    0
                                                                                                                -------------------
Ending Monthly Balance                                                                                                1,270,052.00
                                                                                                                ===================




                              ATTACHMENT 4

                   MONTHLY BANK ACCOUNT RECONCILATION


Name of Debtor: PSI INDUSTRIES, INC.            Case Number:  99-33737 BKC-SHF

Reporting Period beginning NOVEMBER 1, 1999 and ending NOVEMBER 30, 1999


NAME OF BANK: La Salle National Bank

ACCOUNT NAME: PSI Industries, Inc.DIP- Operating Account

ACCOUNT NUMBER: 5800228008

PURPOSE OF ACCOUNT: Operating Account

          Beginning Balance                                                                                     0.00
          Total Deposits Made                                                                              94,404.25
          Total Amount of Checks and Wire Transfers Written                                               (94,355.34)
          Service Charges                                                                                     (48.91)
                                                                                                     ----------------
          Closing Balance                                                                                       0.00
                                                                                                     ================

Number of First Check Written this Period                                                                      30259
Number of Last Check Written this Period                                                                       30340
Number of Wire Transfers this Period                                                                               7
                                                                                                     ----------------


Total Number of Checks and Wire Transfers Written this Period                                                     89
                                                                                                     ================


                                  ATTACHMENT 4

                       MONTHLY BANK ACCOUNT RECONCILATION


Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF

Reporting Period beginning NOVEMBER 1, 1999 and ending NOVEMBER  30, 1999


NAME OF BANK: Republic Security  Bank

ACCOUNT NAME: PSI Industries, Inc. DIP Payroll Account

ACCOUNT NUMBER: 0123000602

PURPOSE OF ACCOUNT: Payroll Account

                       Beginning Balance                                                                             15,003.85
                       Total Deposits Made                                                                           17,200.00
                       Total Amount of Payroll Checks Written                                                       (14,378.97)
                       Total Amount of Payroll Taxes Paid *                                                          (4,604.77)
                       Service Charges                                                                                  (31.11)
                                                                                                             ------------------
                       Closing Balance                                                                               13,189.00
                                                                                                             ==================

Number of First  Manual Check Written this Period                                                                         1054
Number of Last Manual Check Written this Period                                                                           1059

Number of First  Computer Generated  Check Written this Period                                                           30183
Number of Last Computer Generated Check Written this Period                                                              30213
                                                                                                             ------------------

Total Number of Checks Written this Period                                                                                  37
                                                                                                             ==================



* Payroll taxes are paid directly by Payroll Service Bureau out of checking account



                                  ATTACHMENT 5

                        CHECK REGISTER-OPERATING ACCOUNT


Name of Debtor: PSI INDUSTRIES, INC.              Case Number:  99-33737 BKC-SHF

Reporting Period beginning NOVEMBER 1, 1999 and ending NOVEMBER 30, 1999

NAME OF BANK: La Salle National Bank

ACCOUNT NAME: PSI Industries, Inc.DIP- Operating Account

ACCOUNT NUMBER: 5800228008

PURPOSE OF ACCOUNT: Operating Account


      Date            Check Number                   Payee                                   Purpose                       Amount
   11/01/1999            30259                  Federal Express                              Postage                          13.50
   11/01/1999            30260                   Office Depot                            Office Supplies                     117.84
   11/02/1999            30261                  Federal Express                              Postage                          13.50
   11/02/1999            30262       Atlas Pearlman Trop & Borkson, et al                 Permits & Fees                     165.00
   11/03/1999            30263                  Federal Express                              Postage                          26.00
   11/04/1999            30264                  Federal Express                              Postage                          13.50
   11/03/1999            30265                       Void
   11/03/1999            30266                       Void
   11/03/1999            30267                       Void
   11/03/1999            30268                       Void
   11/03/1999            30269                       Void
   11/03/1999            30270                       AFCO                               General Insurance                  9,444.20
   11/03/1999            30271           Bank of America (Nationsbanc)                   Equipment Rental                  2,405.11
   11/03/1999            30272               Silverman Consulting              Fees & Expenses for Acting President        6,000.00
   11/03/1999            30273                       Xerox                               Equipment Rental                    338.66
   11/03/1999            30274              Health Plan of Florida                       Health Insurance                  1,022.61
   11/03/1999            30275               Microsmart of Florida                      Computer Expenses                     47.50
   11/03/1999            30276                 United Parcel Svc                             Postage                          61.00
   11/03/1999            30277                    RSL Com USA                               Telephone                      1,560.24
   11/03/1999            30278            Primepay of Greater Orlando                    Payroll Service                      55.85
   11/05/1999            30279                  Federal Express                              Postage                          75.00
   11/08/1999            30280                  Federal Express                              Postage                          13.50
   11/09/1999            30281                  Federal Express                              Postage                          24.50
   11/10/1999            30282                  Federal Express                              Postage                          40.25
   11/10/1999            30283               Florida Power & Light                          Utilities                      1,373.13
   11/10/1999            30284            Mellon United National Bank                        Mortgage                      5,457.15
   11/10/1999            30285            Browning-Ferris Industries                        Utilities                        448.39
   11/10/1999            30286            Primepay of Greater Orlando                    Payroll Service                      45.85
   11/10/1999            30287                Pinnacle Solutions                        Computer Expenses                    225.00
   11/10/1999            30288               Silverman Consulting              Fees & Expenses for Acting President        6,000.00
   11/10/1999            30289                 United Parcel Svc                             Postage                         183.00
   11/10/1999            30290                    Zephyrhills                            Office Supplies                      45.84
   11/10/1999            30291                     Cybergate                            Computer Expenses                    107.70
   11/12/1999            30292                  Federal Express                              Postage                          13.50
   11/12/1999            30293                  Federal Express                              Postage                          13.50
   11/15/1999            30294                  Federal Express                              Postage                          13.50
   11/15/1999            30295            Browning-Ferris Industries                        Utilities                        286.58
   11/15/1999            30296                Buerk & Associates                    Commissions-Post Petition                223.15
   11/15/1999            30297                  Felco Marketing                     Commissions-Post Petition              1,421.98
   11/15/1999            30298               Firestone Associates                   Commissions-Post Petition              1,313.25
   11/15/1999            30299                  Howard Gardiner                     Commissions-Post Petition                104.25
   11/15/1999            30300                     LD Ideals                        Commissions-Post Petition                 43.20
   11/15/1999            30301                Leon Omansky Sales                    Commissions-Post Petition                119.70


CHECK REGISTER-OPERATING ACCOUNT


      Date            Check Number                      Payee                               Purpose                        Amount

   11/15/1999            30302                   Mark Williams & Co                Commissions-Post Petition                 908.99
   11/15/1999            30303                  Old Colony Marketing               Commissions-Post Petition                  86.40
   11/15/1999            30304                    Pankow Associates                Commissions-Post Petition               1,123.13
   11/15/1999            30305                       Peak Sales                    Commissions-Post Petition                  90.00
   11/15/1999            30306                   Sel Polsky & Assoc.               Commissions-Post Petition                 336.77
   11/15/1999            30307                  Splash-Van Dow, Inc.               Commissions-Post Petition               1,460.35
   11/15/1999            30308                     The Urban Mark                  Commissions-Post Petition                 118.80
   11/15/1999            30309                  Silverman Consulting          Fees & Expenses for Acting President         6,000.00
   11/15/1999            30310                    Postage by Phone                          Postage                          200.00
   11/15/1999            30311                       Bell South                            Telephone                       1,768.55
   11/15/1999            30312                 Saxon Business Systems                   Equipment Rental                     208.95
   11/15/1999            30313                   Direction Dynamics                Commissions-Post Petition                 170.10
   11/15/1999            30314                 Tim Bailey & Associates             Commissions-Post Petition                 201.60
   11/15/1999            30315                Performance Sales & Mktg             Commissions-Post Petition                  52.80
   11/15/1999            30316                       Jones & Co.                   Commissions-Post Petition                  64.80
   11/15/1999            30317              Malay, Gillen & Bryant, Inc.           Commissions-Post Petition                  13.50
   11/15/1999            30318                   Commercial Recovery                    Collection Fees                   11,014.03
   11/23/1999            30319                     Federal Express                          Postage                           23.75
   11/23/1999            30320                      Office Depot                        Office Supplies                       63.56
   11/23/1999            30321               Primepay of Greater Orlando                Payroll Service                       45.85
   11/23/1999            30322                          VOID
   11/23/1999            30323                     Federal Express                          Postage                           29.25
   11/23/1999            30324                     Federal Express                          Postage                           27.75
   11/23/1999            30325                     Federal Express                          Postage                           13.50
   11/23/1999            30326                     Federal Express                          Postage                           13.50
   11/23/1999            30327                  Aetna U.S. Healthcare                   Health Insurance                   1,611.33
   11/23/1999            30328                Protective Life Insurance                 Dental Insurance                      55.09
   11/23/1999            30329              First Choice Building Maint.              Repair & Maintenance                   291.50
   11/23/1999            30330               Primepay of Greater Orlando                Payroll Service                       44.30
   11/23/1999            30331                Jefferson Pilot Insurance               Disability Insurance                   115.49
   11/23/1999            30332                  A.S.A.P. Pest Control                 Repair & Maintenance                    65.00
   11/23/1999            30333                  Silverman Consulting          Fees & Expenses for Acting President         6,000.00
   11/23/1999            30334               Mellon First United Leasing                Equipment Rental                     302.26
   11/23/1999            30335                       Xerox Corp.                        Equipment Rental                     338.66
   11/23/1999            30336                  United Parcel Service                       Postage                           55.25
   11/23/1999            30337                     Harbinger Corp.                     Computer Expenses                      30.00
   11/23/1999            30338                 Joseph H. Stomel & Sons                  Customer Refund                    3,978.00
   11/24/1999            30339                     Federal Express                          Postage                           13.50
   11/30/1999            30340                     Federal Express                          Postage                           32.45
   11/04/1999        Wire Transfer             Republic Security Bank                       Payroll                        4,500.00
   11/04/1999        Wire Transfer                    RPS, Inc.                           Freight Out                        142.21
   11/10/1999        Wire Transfer             Republic Security Bank                       Payroll                        4,500.00
   11/16/1999        Wire Transfer                    RPS, Inc.                           Freight Out                        658.03
   11/18/1999        Wire Transfer             Republic Security Bank                       Payroll                        4,200.00
   11/19/1999        Wire Transfer                    RPS, Inc.                           Freight Out                        509.91
   11/23/1999        Wire Transfer             Republic Security Bank                       Payroll                        4,000.00

                                                                                                                 -------------------
                                                                                      TOTAL                               94,355.34
                                                                                                                 ===================



                                  ATTACHMENT 5

                         CHECK REGISTER-PAYROLL ACCOUNT


Name of Debtor: PSI INDUSTRIES, INC.            Case Number:  99-33737 BKC-SHF

Reporting Period beginning NOVEMBER 1,1999 and ending NOVEMBER 30, 1999

NAME OF BANK: Republic Security  Bank

ACCOUNT NAME: PSI Industries, Inc. DIP Payroll Account

ACCOUNT NUMBER:0123000602


PURPOSE OF ACCOUNT: Payroll Account

        Date                Check Number                   Payee                  Purpose                      Amount

     11/05/1999                 1054                  Lilian Sholkoff              Paycheck                       375.00
     11/05/1999                 1055                   Lili Giaccobbe              Paycheck                        45.00
     11/05/1999                 1056                   Michael Caruso              Paycheck                       250.00
     11/08/1999                 1057                  Lilian Sholkoff              Paycheck                        75.00
     11/12/1999                 1058                  Lilian Sholkoff              Paycheck                       150.00
     11/29/1999                 1059                   Martin Epstein              Paycheck                       120.00

     11/05/1999                30183                   Martin Epstein              Paycheck                     1,120.77
     11/05/1999                30184                    Brian Faber                Paycheck                       561.04
     11/05/1999                30185                      SDU, Fl                Garnishment                       93.60
     11/05/1999                30186                     Diane Kael                Paycheck                       429.46
     11/05/1999                30187                     Rosy Perez                Paycheck                       480.89
     11/05/1999                30188                   Michael Allen               Paycheck                       472.26
     11/05/1999                30189                   James Anthony               Paycheck                       290.55
     11/05/1999                30190                      SCDU, Pa               Garnishment                       65.00
     11/12/1999                30191                   Martin Epstein              Paycheck                     1,120.77
     11/12/1999                30192                    Brian Faber                Paycheck                       561.04
     11/12/1999                30193                      SDU, Fl                Garnishment                       93.60
     11/12/1999                30194                     Diane Kael                Paycheck                       429.46
     11/12/1999                30195                     Rosy Perez                Paycheck                       480.89
     11/12/1999                30196                   Michael Allen               Paycheck                       472.26
     11/12/1999                30197                   James Anthony               Paycheck                       299.78
     11/12/1999                30198                      SCDU, Pa               Garnishment                       65.00
     11/19/1999                30199                   Martin Epstein              Paycheck                     1,220.77
     11/19/1999                30200                    Brian Faber                Paycheck                       453.26
     11/19/1999                30201                      SDU, Fl                Garnishment                       93.60
     11/19/1999                30202                     Diane Kael                Paycheck                       429.46
     11/19/1999                30203                     Rosy Perez                Paycheck                       480.89
     11/19/1999                30204                   Michael Allen               Paycheck                       254.77
     11/19/1999                30205                   James Anthony               Paycheck                       272.08
     11/19/1999                30206                      SCDU, Pa               Garnishment                       65.00
     11/24/1999                30207                   Martin Epstein              Paycheck                     1,220.77
     11/24/1999                30208                    Brian Faber                Paycheck                       453.26
     11/24/1999                30209                      SDU, Fl                Garnishment                       93.60
     11/24/1999                30210                     Diane Kael                Paycheck                       429.46
     11/24/1999                30211                     Rosy Perez                Paycheck                       480.89
     11/24/1999                30212                   James Anthony               Paycheck                       314.79
     11/24/1999                30213                      SCDU, Pa               Garnishment                       65.00
                                                                                                  -----------------------

                                                                       Total                                   14,378.97
                                                                                                  =======================



                                  ATTACHMENT 6

                               MONTHLY TAX REPORT


Name of Debtor: PSI INDUSTRIES, INC.             Case Number:  99-33737 BKC-SHF

Reporting Period beginning NOVEMBER 1, 1999 and ending NOVEMBER 30, 1999


TAXES PAID DURING THE MONTH

           Date                                  Description                              Amount

        11/05/1999                               Payroll Taxes                             1,211.50
        11/12/1999                               Payroll Taxes                             1,213.53
        11/19/1999                               Payroll Taxes                             1,124.26
        11/24/1999                               Payroll Taxes                             1,055.48

                                                                               ---------------------

                                                Total                                      4,604.77
                                                                               =====================

All payroll tax deposits are made and funded by a Payroll Service Bureau. The Payroll Service Bureau is Prime Pay, 841 Douglas Avenue, Suite 101, Altamonte Springs, Fl 32714



                               TAXES OWED AND DUE


All payroll tax deposits are made and funded by a Payroll Service Bureau. The Payroll Service Bureau is Prime Pay, 841 Douglas Avenue, Suite 101, Altamonte Springs, Fl 32714


                                       ATTACHMENT 7

                         SUMMARY OF OFFICER OR OWNER COMPENSATION

                       SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: PSI INDUSTRIES, INC.               Case Number:  99-33737 BKC-SHF

Reporting Period beginning NOVEMBER 1,  1999 and ending NOVEMBER 30, 1999


Name of Officer or Owner              Title                        Amount Paid


Marty Epstein                         CFO                            4,803.08




                                     PERSONNEL REPORT


                                                                             Full Time       Part Time

Number of employees at beginning of period                                       6                 0
Number hired during the period
Number terminated or resigned during period                                      1
                                                                      ---------------------------------
Number of employees on payroll at end of period                                  5                 0
                                                                      =================================



                                CONFIRMATION OF INSURANCE

   Carrier               Agent & Phone Number              Policy No          Coverage Type       Expiration Date   Date Premiun Due

Reliance Insurance      Seitlin - 305-513-5989              BIND351191         Umbrella             05/04/2000      4th of ea. month
Fireman's Fund          Seitlin - 305-513-5989              W 15 WZP 80796171  Worker's Comp        01/01/2000      Paid until audit
Gulf Insurance Co       Seitlin - 305-513-5989              GA0431539          Dir. & Officers Lia  12/22/1999      22nd of ea. Mo.
Reliance Insurance      Seitlin - 305-513-5989              BIND351192         Property/Gen Lia     05/04/2000      4th of ea. month
General Accident        Seitlin - 305-513-5989              CZC443258          Ocean Cargo          05/04/2000      4th of ea. month
Aetna U.S.Health        MBS Benefit Planning 954-489-0849   262606-058-00000   Health Insurance     Perpetual       1st of ea. Month
Health Plan of Fl.      MBS Benefit Planning 954-489-0849   2605217 000        Health Insurance     Perpetual       1st of ea. Month
Health Plan of Fl.      MBS Benefit Planning 954-489-0849   2605217 001        Health Insurance     Perpetual       1st of ea. Month
Jefferson Pilot         MBS Benefit Planning 954-489-0849   55335              Disability           Perpetual       1st of ea. Month
Protective Dental Care  MBS Benefit Planning 954-489-0849   218866             Dental Insurance     Perpetual       10th of ea Month